      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 2001
                                                          REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                                  MAXIMUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    VIRGINIA                                                     54-1000588
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


         11419 SUNSET HILLS ROAD, RESTON, VIRGINIA 20190 (703) 251-8500
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 ---------------

                                DAVID R. FRANCIS
                          GENERAL COUNSEL AND SECRETARY
                                  MAXIMUS, INC.
                             11419 SUNSET HILLS ROAD
                             RESTON, VIRGINIA 22190
                                 (703) 251-8500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 WITH COPIES TO:

     KERRY JOHN TOMASEVICH                            MICHAEL L. FITZGERALD
       PALMER & DODGE LLP                        SIDLEY AUSTIN BROWN & WOOD LLP
       ONE BEACON STREET                            ONE WORLD TRADE CENTER
BOSTON, MASSACHUSETTS 02108-3190                 NEW YORK, NEW YORK 10048-0557
        (617) 573-0100                                   (212) 839-5300
                                 ---------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-61264

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
 TITLE OF EACH CLASS OF                AMOUNT TO BE          PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
SECURITIES TO BE REGISTERED             REGISTERED          OFFERING PRICE PER      AGGREGATE OFFERING     REGISTRATION FEE
                                                                 SHARE(1)                PRICE(1)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value.......     230,000 shares(2)           $33.95                $7,808,500              $1,953
===========================================================================================================================

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457 based upon the public offering price of $33.95.

(2) Includes a total of 30,000 shares that are subject to over-allotment options granted to the underwriters.

                                 ---------------

         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                              EXPLANATORY NOTE AND
                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This registration statement is being filed with respect to the registration of additional shares of common stock, no par value per share, of MAXIMUS, Inc., a Virginia corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's earlier effective registration statement on Form S-3 (File No. 333-61264) are incorporated into this registration statement by reference. The form of prospectus contained in the earlier effective registration statement will reflect the aggregate amount of securities registered in this registration statement and the earlier effective registration statement.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Reston, Commonwealth of Virginia, on June 19, 2001.

                                MAXIMUS, INC.

                                By:  /s/ F. ARTHUR NERRET
                                ---------------------------------------------
                                F. Arthur Nerret
                                Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                      TITLE                                    DATE

                  *                            President, Chief Executive Officer and              June 19, 2001
-------------------------------------          Director (Principal Executive Officer)
            David V. Mastran


                  *
-------------------------------------          Chairman of the Board of Directors                  June 19, 2001
            Raymond B. Ruddy


/s/ F. ARTHUR NERRET                           Chief Financial Officer (Principal Financial        June 19, 2001
-------------------------------------          and Accounting Officer)
            F. Arthur Nerret

                  *
-------------------------------------          Director                                            June 19, 2001
           Russell A. Beliveau


                  *
-------------------------------------          Director                                            June 19, 2001
              Jessee Brown

                  *                            Director                                            June 19, 2001
-------------------------------------
            Lynn P. Davenport

                  *                            Director                                            June 19, 2001
-------------------------------------
            Thomas A. Grissen

                  *                            Director                                            June 19, 2001
-------------------------------------
               Peter Pond

                  *                            Director                                            June 19, 2001
-------------------------------------
            James R. Thompson


*By: /s/ F. ARTHUR NERRET
     ----------------------
         F. Arthur Nerret
         ATTORNEY-IN-FACT

                                  EXHIBIT INDEX

Exhibit No.                Title
-----------                -----

           5               Opinion of Palmer & Dodge LLP.

         23.1 Consent of Palmer & Dodge LLP. Included in its opinion filed as Exhibit 5.

         23.2              Consent of Ernst & Young LLP.

         24.1*             Power of Attorney.

----------

* Filed with the company's Registration Statement on Form S-3 (Registration No. 333-61264).